    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 10, 2001

                                                      REGISTRATION NO. 333-43672
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 5


                                       TO

                                    FORM S-1

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                              SUREBEAM CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                        3556                        33-0921003
  (State or jurisdiction of          (Primary Standard              (I.R.S. Employer
incorporation or organization)          Industrial                Identification No.)
                                Classification Code Number)

            3033 SCIENCE PARK ROAD, SAN DIEGO, CALIFORNIA 92121-1199
                                 (858) 552-9500
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                            ------------------------

                           NICHOLAS J. COSTANZA, ESQ.
                     SENIOR VICE PRESIDENT, GENERAL COUNSEL
                             3033 SCIENCE PARK ROAD
                        SAN DIEGO, CALIFORNIA 92121-1199
                                 (858) 552-9500
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                            ------------------------

                                   COPIES TO:

 M. WAINWRIGHT FISHBURN, JR., ESQ.              MICHAEL L. FITZGERALD, ESQ.
      BARBARA L. BORDEN, ESQ.                         Brown & Wood LLP
         Cooley Godward LLP                        One World Trade Center
  4365 Executive Drive, Suite 1100                New York, NY 10048-0057
        San Diego, CA 92121                            (212) 839-5300
           (858) 550-6000

                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   As soon as practicable after the Registration Statement becomes effective.
                            ------------------------

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

(a) EXHIBITS.


       EXHIBIT
       NUMBER                             DESCRIPTION OF DOCUMENT
---------------------                     -----------------------
   1.1*                 Form of Underwriting Agreement.

   3.1**                Amended and Restated Certificate of Incorporation.

   3.2**                Bylaws.

   4.1**                Reference is made to Exhibits 3.1 and 3.2.

   4.2**                Form of Common Stock Certificate.

   4.3**                Form of Warrant Agreement.

   5.1*                 Opinion of Cooley Godward LLP.

  10.1**                Form of Indemnity Agreement entered into between the
                          Registrant and its directors and officers.

  10.2**                Registrant's 2000 Stock Option and Incentive Plan.

  10.3**                Form of Incentive and Nonstatutory Stock Option Agreements
                          under the 2000 Stock Option and Incentive Plan.

  10.4**                Registrant's Employee Stock Purchase Plan.

  10.5**                Registrant's Nonstatutory Stock Option Plan.

  10.6**                Form of Stock Option Agreement under Registrant's
                          Nonstatutory Stock Option Plan.

  10.7+                 Sub-Lease Agreement between Cloverleaf Cold Storage and The
                          Titan Corporation dated September 1, 1999.

  10.8**                Industrial Real Estate Lease between B/G Management and The
                          Titan Corporation dated April 10, 2000.

  10.10+**              Amended and Restated Agreement No. 3 for Purchase of an
                          X-Ray System by and among SureBeam Corporation, The Titan
                          Corporation, Hawaii Pride LLC, John W. Clark and Eric
                          Weinert.

  10.11**               Supplemental Retirement Plan for Executives, as amended.

  10.12+                Contract for Purchase and Sale of Equipment and Services
                          dated December 28, 1999 between Zero Mountain Cold Storage and Titan Scan.

  10.13**               Agreement between Texas A&M University, Texas Agricultural
                          Experiment Station and SureBeam Corporation.

  10.14+                Joint Venture and Strategic Partnering Agreement dated
                          May 18, 2000 between Tech Ion Industrial Brasil S.A. and
                          SureBeam Corporation, as amended.

  10.15**               Letter Agreement dated September 30, 1999, as amended on
                          October 18, 1999, between The Titan Corporation and Larry
                          Oberkfell.

  10.16**               Letter Agreement dated July 14, 1999 between The Titan
                          Corporation and Kevin Claudio.

  10.17+                Joint Venture Arrangement and Agreement for purchase of an electron beam system by and among SureBeam Corporation and
                          Zero Mountain, Inc. dated August 8, 2000.

       EXHIBIT
       NUMBER                             DESCRIPTION OF DOCUMENT
---------------------                     -----------------------
  10.18**               Tax Allocation Agreement dated as of August 4, 2000 between
                          The Titan Corporation and SureBeam Corporation.

  10.19**               Corporate Services Agreement dated August 4, 2000 between
                          The Titan Corporation and SureBeam Corporation.

  10.20**               Subordinated Promissory Note dated August 4, 2000 between SB
                          Operating Co. and The Titan Corporation.

  10.21**               Contribution Agreement dated as of August 4, 2000 among The
                          Titan Corporation, SureBeam Corporation and Gene Ray.

  10.22**               Contribution Agreement dated as of August 4, 2000 between
                          SureBeam Corporation and SB Operating Co.

  10.23**               License Agreement dated as of August 4, 2000 between
                          SB Operating Co. and The Titan Corporation.

  21.1**                Subsidiaries of the Registrant.

  23.1**                Consent of Arthur Andersen LLP, Independent Public
                          Accountants.

  23.2*                 Consent of Cooley Godward LLP. Reference is made to Exhibit
                          5.1.

  24.1**                Power of Attorney.

  27.1**                Financial Data Schedule.


------------------------

  + Confidential Treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

 ** Previously filed.

  * To be filed by amendment.

(B) SCHEDULES.

    All schedules are omitted because they are not required, are not applicable or the information is included in the consolidated Financial Statements or Notes thereto.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 5 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, County of San Diego, State of California, on the 10th day of January, 2001.


                                                       By:            /s/ LARRY A. OBERKFELL
                                                            -----------------------------------------
                                                                        Larry A. Oberkfell
                                                              PRESIDENT AND CHIEF EXECUTIVE OFFICER


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 5 has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                   TITLE                   DATE
                      ---------                                   -----                   ----
                                                       President, Chief Executive
               /s/ LARRY A. OBERKFELL                    Officer and Director
     -------------------------------------------         (PRINCIPAL EXECUTIVE       January 10, 2001
                 Larry A. Oberkfell                      OFFICER)

                                                       Vice President and
                /s/ KEVIN K. CLAUDIO                     Chief Financial Officer
     -------------------------------------------         (PRINCIPAL FINANCIAL AND   January 10, 2001
                  Kevin K. Claudio                       ACCOUNTING OFFICER)

                          *
     -------------------------------------------       Chairman of the Board        January 10, 2001
                     Gene W. Ray

                          *
     -------------------------------------------       Director                     January 10, 2001
                    Susan Golding


*By:                 /s/ LARRY A. OBERKFELL
             --------------------------------------
                       Larry A. Oberkfell
                        ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


       EXHIBIT
       NUMBER                             DESCRIPTION OF DOCUMENT
---------------------                     -----------------------
   1.1*                 Form of Underwriting Agreement.

   3.1**                Amended and Restated Certificate of Incorporation.

   3.2**                Bylaws.

   4.1**                Reference is made to Exhibits 3.1 and 3.2.

   4.2**                Form of Common Stock Certificate.

   4.3**                Form of Warrant Agreement.

   5.1*                 Opinion of Cooley Godward LLP.

  10.1**                Form of Indemnity Agreement entered into between the
                          Registrant and its directors and officers.

  10.2**                Registrant's 2000 Stock Option and Incentive Plan.

  10.3**                Form of Incentive and Nonstatutory Stock Option Agreements
                          under the 2000 Stock Option and Incentive Plan.

  10.4**                Registrant's Employee Stock Purchase Plan.

  10.5**                Registrant's Nonstatutory Stock Option Plan.

  10.6**                Form of Stock Option Agreement under Registrant's
                          Nonstatutory Stock Option Plan.

  10.7+                 Sub-Lease Agreement between Cloverleaf Cold Storage and The
                          Titan Corporation dated September 1, 1999.

  10.8**                Industrial Real Estate Lease between B/G Management and The
                          Titan Corporation dated April 10, 2000.

  10.10+**              Amended and Restated Agreement No. 3 for Purchase of an
                          X-Ray System by and among SureBeam Corporation, The Titan
                          Corporation, Hawaii Pride LLC, John W. Clark and Eric
                          Weinert.

  10.11**               Supplemental Retirement Plan for Executives, as amended.

  10.12+                Contract for Purchase and Sale of Equipment and Services
                          dated December 28, 1999 between Zero Mountain Cold Storage and Titan Scan.

  10.13**               Agreement between Texas A&M University, Texas Agricultural
                          Experiment Station and SureBeam Corporation.

  10.14+                Joint Venture and Strategic Partnering Agreement dated
                          May 18, 2000 between Tech Ion Industrial Brasil S.A. and
                          SureBeam Corporation, as amended.

  10.15**               Letter Agreement dated September 30, 1999, as amended on
                          October 18, 1999, between The Titan Corporation and Larry
                          Oberkfell.

  10.16**               Letter Agreement dated July 14, 1999 between The Titan
                          Corporation and Kevin Claudio.

  10.17+                Joint Venture Arrangement and Agreement for purchase of an electron beam system by and among SureBeam Corporation and
                          Zero Mountain, Inc. dated August 8, 2000.

  10.18**               Tax Allocation Agreement dated as of August 4, 2000 between
                          The Titan Corporation and SureBeam Corporation.

  10.19**               Corporate Services Agreement dated August 4, 2000 between
                          The Titan Corporation and SureBeam Corporation.

  10.20**               Subordinated Promissory Note dated August 4, 2000 between SB
                          Operating Co. and The Titan Corporation.

       EXHIBIT
       NUMBER                             DESCRIPTION OF DOCUMENT
---------------------                     -----------------------
  10.21**               Contribution Agreement dated as of August 4, 2000 among The
                          Titan Corporation, SureBeam Corporation and Gene Ray.

  10.22**               Contribution Agreement dated as of August 4, 2000 between
                          SureBeam Corporation and SB Operating Co.

  10.23**               License Agreement dated as of August 4, 2000 between
                          SB Operating Co. and The Titan Corporation.

  21.1**                Subsidiaries of the Registrant.

  23.1**                Consent of Arthur Andersen LLP, Independent Public
                          Accountants.

  23.2*                 Consent of Cooley Godward LLP. Reference is made to Exhibit
                          5.1.

  24.1**                Power of Attorney.

  27.1**                Financial Data Schedule.

------------------------

  + Confidential Treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

 ** Previously filed.

  * To be filed by amendment.